EXHIBIT 21
12/31/98             Trigen Energy Corporation And Subsidiaries

U.S. Corporations                                      Incorporated
Baltimore Thermal Development Corporation              Maryland
Catalyst Steam Corporation                             Delaware
Philadelphia United Power Corporation                  Delaware
Philadelphia Thermal Development Corporation           Pennsylvania
Philadelphia Steam Development Corporation             Pennsylvania
Philadelphia Thermal Services Corporation              Pennsylvania
St. Louis Thermal Development Corporation              Missouri
Trenton Energy Corporation                             Delaware
Tulsa Cold Storage, Inc.                               Delaware
Trigen-Alabama Energy Corporation                      Delaware
Trigen-Baltimore Energy Corporation                    Maryland
Trigen-BioPwer, Inc.                                   North Carolina
Trigen-Boston Energy Corporation                       Delaware
Trigen Building Services Corporations                  Delaware
Trigen-Chicago Energy Corporation                      Delaware
Trigen-College Park Energy Corporation                 Maryland
Trigen-Colorado Energy Corporation                     Delaware
Trigen Development Corporation                         Delaware
Trigen Energia, Inc.                                   Delaware
Trigen Energy Corporation                              Delaware
Trigen-Ewing Power, Inc.                               Delaware
The Trigen Foundation                                  Delaware
Trigen Fuels Corporation                               Delaware
Trigen-Glen Cove Energy Corporation                    Delaware
Trigen-Golden Energy Corporation                       Delaware
Trigen Insulation Corporation                          Delaware
Trigen-Kansas City Energy Corporation                  Delaware
Trigen Lindbergh Corporation                           Delaware
Trigen-Mid-Atlantic Development Corporation            Delaware
Trigen M/I Corporation                                 Delaware
Trigen-Missouri Energy Corporation                     Delaware
Trigen-Nassau Energy Corporation                       Delaware
Trigen National Capital, Inc.                          Delaware
Trigen-New England Energy Corporation                  Delaware
Trigen-New Jersey Development Corporation              Delaware
Trigen-Oklahoma Energy Corporation                     Delaware
Trigen-Oklahoma City Energy Corporation                Delaware
Trigen-Philadelphia Energy Corporation                 Pennsylvania
Trigen Power Resources, Inc.                           Delaware
Trigen-Schuylkill Cogeneration, Inc.                   Pennsylvania
Trigen Services Corporation                            Delaware
Trigen Services Of Baltimore, Inc.                     Delaware
Trigen Services Of Florida, Inc.                       Delaware
Trigen Services Of Illinois, Inc.                      Delaware
Trigen Services Of Missouri, Inc.                      Delaware
Trigen Services Of Ohio, Inc.                          Delaware
Trigen Services Of St. Paul, Inc.                      Delaware
Trigen Solutions, Inc.                                 Delaware
Trigen-St. Louis Energy Corporation                    Missouri
Trigen-Tulsa Energy Corporation                        Delaware
United Thermal Corporation                             Delaware
United Thermal Development Corporation                 Delaware
United Thermal Services Corporation                    Delaware


Canadian Corporations
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3003252 Nova Scotia Limited                            Nova Scotia
Trigen Energy Canada Inc.                              Canada

Partnerships
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Baltimore Steam Company                                Maryland
Gray's Ferry Cogeneration Partnership
Ohio Valley Coke & Energy LLC                          Delaware
Thermal Science Technologies LLC                       Delaware
Trigen-Barford Company LLC                             Delaware
Trigen-Cinergy Solutions LLC                           Delaware
Trigen-Cinergy Solutions of Baltimore LLC              Delaware
Trigen-Cinergy Solutions Of Boca Raton, LLC            Delaware
Trigen-Cinergy Solutions Of Cincinnati LLC             Ohio
Trigen-Cinergy Solutions of College Park LLC           Delaware
Trigen-Cinergy Solutions Of Illinois L.L.C.            Delaware
Trigen-Cinergy Solutions Of Orlando LLC                Delaware
Trigen-Cinergy Solutions Of St. Paul LLC               Delaware
Trigen-Cinergy Solutions Of Tuscola, LLC               Delaware
Trigen-HQ Energy Services LLC                          Delaware
Trigen-Nations Energy Company, LLLP                    Colorado
Trigen-Peoples District Energy Company LLP             Illinois
Trigen-Trenton Energy Company, L.P.                    Delaware


Canadian Partnerships
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NSP Trigen Incorporated                                Nova Scotia